UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2024

SmartKem, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-56181	85-1083654
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Manchester Technology Center, Hexagon Tower

Delaunays Road, Blackley

Manchester, M9 8GQ U.K.

(Address of principal executive offices, including zip code)

011-44-161-721-1514

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02	Unregistered Sales of Equity Securities

As described in Item 8.01 below, the Company issued additional Class C Warrants (as defined below) to purchase up to 70,000 shares of Common Stock (as defined below) pursuant to the correction described in Item 8.01 below. The additional Class C Warrants were issued pursuant to exemptions from registration under the Securities Act of 1933, as amended (the “Securities Act”), available under Section 4(a)(2) and Rule 506(b) of Regulation D promulgated thereunder or pursuant to the exemption provided by Section 3(a)(9) of the Securities Act. The shares of Common Stock issuable upon exercise of the additional Class C Warrants will be issued pursuant to the same exemptions.

Item 8.01	Other Events.

As previously reported in a Current Report on Form 8-K filed on January 26, 2024 (the “January 8-K”), on January 26, 2023, SmartKem, Inc. (the “Company”) entered into a Consent, Conversion and Amendment Agreement (the “Consent Agreement”) with each holder of the Series A-1 Convertible Preferred Stock, stated value $1,000 per share (the “Series A-1 Preferred Stock”) of the Company (each a “Holder” and together, the “Holders”) pursuant to which, among other things, the Holders converted and/or exchanged 90% of their shares of Shares of Series A-1 Preferred Stock into shares of common stock, par value $0.0001, of the Company (the “Common Stock”) and/or Class C warrants (each a “Class C Warrant”). In the January 8-K, the Company reported that it had issued 482,293 shares of Common Stock and Class C Warrants to purchase up to 656,344 shares of Common Stock upon the conversion and/or exchange of an aggregate of 9,960 shares of Series A-1 Preferred Stock.

As a result of the correction of a ministerial mistake made in the calculations specified in the Conversion Agreement, the Company issued 412,293 shares of Common Stock (a decrease of 70,000 shares) and Class C Warrants to purchase up to 726,344 shares of Common Stock (an increase of 70,000 shares) under the Conversion Agreement. As of February 28, 2024, the Company had 1,305,361 shares of common stock outstanding after giving effect to this correction.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMARTKEM, INC.

Dated: February 28, 2024	By:	/s/ Barbra Keck
Barbra Keck
Chief Financial Officer